S000024507 [Member] Investment Strategy - SFT Index 500 Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	SFT Index 500 Fund: Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests its assets in all of the common stocks included in the S&P 500®. The S&P 500® consists of approximately 500 large cap common stocks which together represent approximately 75% of the value of the total U.S. stock market. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2026, the market capitalizations of companies included in the S&P 500® ranged from $4,237.9 Billion to $2.8 Billion . Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 500® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®. The Fund may at times invest significantly in certain sectors. As of December 31, 2025, the S&P 500® was concentrated in the Information Technology sector. The components of the S&P 500®, and the degree to which these components represent certain industries or sectors, may change over time.